UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2007

KENTUCKY FIRST FEDERAL BANCORP

(Exact Name of Registrant as Specified in Its Charter)

United States	0-51176	61-1484858

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

479 Main Street, Hazard, Kentucky		41702

(Address of principal executive offices)		(Zip Code)

(502) 223-1638

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          (c)          On March 16, 2007, Kentucky First Federal Bancorp (the “Company”) appointed Don D. Jennings as Vice Chairman and Chief Executive Officer of First Federal Savings Bank of Frankfort (the “Bank”), a wholly-owned subsidiary of the Company.  It also appointed R. Clay Hulette as President of the Bank.  Mr. Jennings currently serves as the President and Chief Operating Officer of the Company, while Mr. Hulette currently serves as the Vice President, Chief Financial Officer and Treasurer of the Company.  Messrs. Jennings and Hulette will retain their respective positions with the Company.

          For additional information, reference is made to the Company’s press release dated March 22, 2007, which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 9.01          Financial Statement and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits - The following exhibit is filed herewith:

	Exhibit	Description

	99.1	Press Release dated March 22, 2007

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KENTUCKY FIRST FEDERAL BANCORP

Date: March 22, 2007	By:	/s/ Don D. Jennings

Don D. Jennings
President and Chief Operating Officer